Exhibit 10.2

[Execution

Counterpart]

SECOND AMENDMENT TO LOAN AGREEMENT

This SECOND AMENDMENT TO LOAN AGREEMENT (this “Agreement”) is entered into effective as of March 31, 2023 (the “Amendment Effective Date”), among NEXT BRIDGE HYDROCARBONS, INC., a Nevada corporation (the “Borrower”), each of the other Loan Parties under the Loan Agreement (defined below), and META MATERIALS, INC., a Nevada corporation (the “Lender”). Unless otherwise expressly defined herein, capitalized terms used but not defined in this Agreement shall have the meanings specified in the Loan Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, Torchlight Energy, Inc., a Nevada corporation (“TEI”), Torchlight Hazel, LLC, a Texas limited liability company (“Hazel”), Hudspeth Oil Corporation, a Texas corporation (“HOC”), Hudspeth Operating, LLC, a Texas limited liability company (“Operating” and, together with the Borrower, TEI, Hazel, HOC and Operating, the “Loan Parties”) and Lender have entered into that certain Loan Agreement, dated as of September 2, 2022 (as amended by that certain First Amendment to Loan Agreement, dated as of December 21, 2022, and as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”);

WHEREAS, the Borrower has requested that the Lender (a) extend the Maturity Date and (b) increase the commitments under the Loan Agreement, in each case, upon the terms and conditions set forth herein; and

WHEREAS, the Lender is willing to extend the Maturity Date and increase the commitments under the Loan Agreement, in each case, subject to the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrower, other Loan Parties and Lender hereby agree as follows:

SECTION 1.     Amendments to the Loan Agreement. Subject to the satisfaction of each condition precedent set forth in Section 2, and in reliance on the representations, warranties, covenants and agreements contained in this Agreement, the Loan Agreement shall be amended effective as of the Amendment Effective Date as follows:

1.1      Section 1.01 of the Loan Agreement is hereby amended by adding in alphabetical order the following definition:

“Second Amendment” means the Second Amendment to Loan Agreement, dated as of March 31, 2023, among the Borrowers and Lender.

1.2       Section 1.01 of the Loan Agreement is hereby amended by amending and restating the definition of “Maturity Date” as follows:

“Maturity Date” means October 3, 2023.

1.3       Section 1.01 of the Loan Agreement is hereby amended by amending and restating the definition of “Availability Period” as follows:

“Availability Period” means the period from and including the Effective Date to the earlier of March 31, 2023 and the date of termination of the Commitment.

1.4       Schedule 2.01A of the Loan Agreement is hereby amended and restated as follows:

Name of Lender	Commitment

Meta Materials, Inc.	$7,589,361.77

1.5       Section 2.02(b) of the Loan Agreement is hereby amended and restated as follows:

Notwithstanding any other provision of this Agreement, effective as of the date hereof, each Borrower hereby expressly acknowledges and agrees that the Existing Loans shall constitute Loans hereunder for all purposes of the Loan Documents, and that (i) $5,000,000 of the Commitment shall be deemed to have been utilized hereunder as of the Effective Date and (ii) $7,589,361.77 of the Commitment shall be deemed to have utilized hereunder as of date of the Second Amendment.

SECTION 2.     Conditions Precedent. The amendments contained in Section 1 shall only be effective upon the satisfaction of each of the conditions set forth in this Section 2.

2.1       Execution and Delivery. The Borrower, the other Loan Parties and Lender shall have duly executed and delivered this Agreement.

2.2       No Event of Default. After giving effect to this Agreement, no Default shall exist under the Loan Agreement.

2.3      Representations and Warranties. After giving effect to this Agreement, the representations and warranties of each Loan Party contained in the Loan Agreement, this Agreement and the other Loan Documents (as amended hereby) shall be true and correct in all material respects (except to the extent any such representation and warranty is qualified by materiality, in which case, such representation and warranty shall be true and correct in all respects) on the date hereof, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct in all material respects (except to the extent any such representation and warranty is qualified by materiality, in which case, such representation and warranty shall be true and correct in all respects) as of such specified earlier date.

2.4      Note. The Lender shall have received a promissory note, duly executed and delivered by the Borrowers, in favor of Lender evidencing the Loans in the aggregate principal amount of $7,589,361.77, in form and substance consistent with the Note executed by the Loan Parties at the initial closing of the Loan Agreement.

2.5      Prepayment. The Lender shall have received payment from the Borrower of an amount equal to $1,000,000.00 (the “Principal Payment”) which shall be applied, as of the Amendment Effective Date, to the aggregate principal amount outstanding under the Loan Agreement.

SECTION 3.     Representations and Warranties of the Borrower and Other Loan Parties. To induce the Lender to enter into this Agreement, the Borrower and each other Loan Party hereby represents and warrants to the Lender as follows:

3.1       Reaffirmation of Representations and Warranties. After giving effect to this Agreement, each representation and warranty of such Loan Party contained in the Loan Agreement and in each of the other Loan Documents is true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of the date hereof (except to the extent such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date).

3.2      Corporate Authority; No Conflicts. The execution, delivery and performance by such Loan Party (to the extent a party hereto or thereto) of this Agreement, the other Loan Documents as amended hereby, and all documents, instruments and agreements contemplated herein (a) are within such Loan Party’s corporate (or equivalent) powers, (b) have been duly authorized by all necessary action, (c) require no action by or in respect of, or filing with, any Governmental Authority, (d) do not violate any applicable laws or regulations relating to such Loan Party, in any material respect, (e) do not violate or constitute a default under any indenture, agreement for borrowed money or similar instrument or any other material agreement binding upon such Loan Party or any of its Subsidiaries, or (f) do not result in the creation or imposition of any Lien upon any of the assets of such Loan Party except for Liens expressly permitted under the Loan Documents.

3.3      Enforceability. This Agreement and each other Loan Document (as amended hereby) to which such Loan Party is party constitute the valid and binding obligations of such Loan Party, enforceable in accordance with their respective terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally and (b) the availability of equitable remedies may be limited by equitable principles of general application.

3.4       No Default. As of the Amendment Effective Date, immediately after giving effect to this Agreement, no Default has occurred and is continuing.

SECTION 4.      Miscellaneous.

4.1       Reaffirmation of Loan Documents. Any and all of the terms and provisions of the Loan Documents shall, except as amended and modified hereby, remain in full force and effect and are hereby in all respects ratified and confirmed by each Loan Party. Each Loan Party hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of any Loan Party under the Loan Agreement and the other Loan Documents.

4.2       Amounts Outstanding. The Borrowers and Lender hereby acknowledge and agree that, as of the Amendment Effective Date after giving effect to the transactions set forth in this Agreement, including the Principal Payment, the outstanding principal and interest amounts owed to the Lender under the Loan Agreement is $6,862,364.21, comprised of (a) outstanding principal amount of $6,589,361.77 and (b) accrued and unpaid interest amount of $273,002.44.

4.3       Parties in Interest. All of the terms and provisions of this Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

4.4       Counterparts. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf’” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof.

4.5       No Modification. Except as expressly modified by this Agreement, each Loan Document is and shall remain unchanged and in full force and effect, and nothing contained in this Agreement shall, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lender or any of the other parties hereto, or shall alter, modify, amend or in any way affect any of the other terms, conditions, obligations, covenants or agreement contained in the Loan Documents which are not by the terms of this Agreement being amended, or alter, modify or amend or in any way affect any of the other Loan Documents.

4.6       Loan Documents. This Agreement shall be deemed to be a Loan Document.

4.7      Headings. The headings, captions and arrangements used in this Agreement are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Agreement, nor affect the meaning thereof.

4.8      Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

4.9       Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT-OF-LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

4.10     Reference to and Effect on the Loan Documents.

4.10.1 This Agreement shall be deemed to constitute a Loan Document for all purposes and in all respects. Each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the Loan Agreement or in any other Loan Document, or other agreements, documents or other instruments executed and delivered pursuant to the Loan Agreement, to the “Loan Agreement”, shall mean and be a reference to the Loan Agreement as amended and otherwise modified by this Agreement.

4.10.2 The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of the Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

4.11    Release. Each of the Loan Parties, by signing below, hereby waives and releases the Lender, the Lender’s Affiliates, and the respective directors, officers, employees, agents and advisors of the Lender and Lender’s Affiliates (collectively, the “Released Parties”) from any and all claims, offsets, defenses and counterclaims (collectively, the “Claims”) arising out of the Loan Documents prior to the date hereof, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto. Notwithstanding anything to the contrary contained herein, the foregoing release shall not, as to any Released Party, be available to the extent that liabilities in respect of any Claims are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted primarily from the gross negligence or willful misconduct of such Released Party in connection with any such Claims.

4.12     Counterparts. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf’” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.

4.13  Complete Agreement. THIS AGREEMENT, THE LOAN AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

4.14   WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective authorized officers to be effective as of the Amendment Effective Date.

BORROWERS:

NEXT BRIDGE HYDROCARBONS, INC.

By:	/s/ Clifton DuBose, Jr.
Name: Clifton DuBose, Jr.
Title: CEO

TORCHLIGHT ENERGY, INC.

By:	/s/ Clifton DuBose, Jr.
Name: Clifton DuBose, Jr.
Title: CEO

TORCHLIGHT HAZEL, LLC

By:	/s/ Clifton DuBose, Jr.
Name: Clifton DuBose, Jr.
Title: CEO

HUDSPETH OIL CORPORATION

By:	/s/ Clifton DuBose, Jr.
Name: Clifton DuBose, Jr.
Title: CEO

HUDSPETH OPERATING, LLC

By:	/s/ Clifton DuBose, Jr.
Name: Clifton DuBose, Jr.
Title: CEO

[Signature Page to Second Amendment to Loan Agreement]

LENDER:

META MATERIALS, INC.

By:	/s/ George Palikaras
Name: George Palikaras
Title: Chief Executive Officer

[Signature Page to Second Amendment to Loan Agreement]